UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2009

WINDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32422

Delaware	20-0792300
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4001 Rodney Parham Road,

Little Rock, Arkansas 72212

(Address of principal executive offices, including zip code)

(501) 748-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 24, 2009, Windstream Corporation (the “Company”) provided written notice to the New York Stock Exchange (“NYSE”) that the Company intends to voluntarily cease trading on the NYSE. The Company’s common stock was approved for listing on the NASDAQ Global Select Market (“NASDAQ”) and will commence trading on NASDAQ, effective December 10, 2009, under the Company’s current trading symbol “WIN.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2009	Windstream Corporation

	By:	/s/ John P. Fletcher
	Name:	John P. Fletcher
	Title:	Executive Vice President and General Counsel